                                                                   Exhibit 10.27


CONTINUING GENERAL SECURITY AGREEMENT


In consideration of financial accommodations (arising from loan, advance, letter of credit, acceptance, interest rate hedging arrangements and/or other credit transactions) given or to be given or to be continued to the undersigned (the "Debtor") or to any other party(ies) at the request, or for the benefit, or upon the undertaking, of the Debtor by Fleet Bank, National Association, its successors or assigns (together with its affiliates and subsidiaries, herein called the "Bank"), the Debtor hereby agrees with the Bank that, whenever the Debtor shall be at any time or times directly or contingently indebted, liable or obligated to the Bank in any manner whatsoever, the Bank shall have the following rights and the Debtor shall have the following obligations:

     1. As security for the due and punctual payment of any and all of the present and future Obligations of the Debtor (as defined in Section 2 below), the Debtor hereby assigns, mortgages, pledges, hypothecates, transfers, sets over and grants to the Bank a first lien on and security interest in (a) all of the Collateral (as defined in Section 3 below), whether now or hereafter existing or acquired, and (b) all present and future products and proceeds of the Collateral.

     2. As used herein, the term "Obligations" means all liabilities, absolute or contingent, joint, several or independent, of the Debtor now or hereafter existing, due or to become due to, or held or to be held by, the Bank for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise and howsoever evidenced.

     3. As used herein, the term "Collateral" means the property described opposite the box(es) checked below together with the property described in
Section 4 below:

     [ ] A. ALL PERSONAL PROPERTY. All of the personal property and fixtures of the Debtor wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including without limitation all inventory, goods, equipment, farm products, instruments, documents, chattel paper, accounts, contract rights and general intangibles, such terms having the meaning ascribed by the Uniform Commercial Code, and including without limitation the * (See Rider A hereto).

     [ ] B. EQUIPMENT. Equipment (of any nature and description), now owned or hereafter acquired and wherever located, employed in the operation of the Debtor's business, and all proceeds thereof and products of such equipment in any form whatsoever. As used herein, the term "equipment" shall also mean and include all spare parts therefor, all present and future additions, attachments and accessions thereto, all substitutions therefor and replacements therefor and replacements thereof. Nothing herein shall be construed as giving a right to the Debtor to sell any equipment which is the subject of this Agreement.

     [ ] C. INVENTORY. All of the inventory of the Debtor, of very type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all goods usable in processing the same and all documents of title covering any inventory, and all proceeds thereof and products of such inventory in any form whatsoever, including but not limited to accounts and chattel paper.

     [ ] D. ACCOUNT AND CHATTEL PAPER. All of the Debtor's present and future accounts, contract rights, general intangibles and chattel paper and all other rights to the payment of money arising out of the sale (or lease) of goods or services (hereinafter referred to in the plural as "Accounts" and in the singular as "Account"), all proceeds thereof and all liens, securities, guarantees, remedies, and privileges pertaining thereto, together with all rights and liens of the Debtor in and to such goods, including returned or repossessed goods, and all rights and property of any kind forming the subject matter of any of the Accounts, including the right of stoppage in transit.

     [ ]  E.  OTHER.



If no box is checked, Clause A (All Personal Property) shall be deemed applicable for all purposes of this Agreement. If the Clause A box is checked, checking also the Clause B and/or Clause C and/or Clause D and/or Clause E box(es) is not intended, and shall not be construed, to limit the generality or legal effect of the description contained in Clause A. In the event that (i) in addition to this Continuing General Security Agreement the Debtor is a party to one or more other security, pledge or similar agreements providing for a security interest in personal property in favor of the Bank (collectively the "Other Collateral Agreements"), and (ii) the collateral described in this Agreement and the Other Collateral Agreements is not the same, then, in such event, this Agreement and the Other Collateral Agreements shall be read together as one agreement such that the Obligations shall be deemed secured by the collateral described in each of such agreements.

     4. Any and all deposits or other sums at anytime credited by or due from the Bank to the Debtor; and any and all monies, securities and other property of the Debtor, and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, shall at all times constitute security for any and all Obligations.

     5. The Debtor represents and warrants that: (a) no Financing Statement (other than any which may have been filed on behalf of the Bank) relating to any of the Collateral is on file in any public office; and (b) the Chief Executive Office (or Major Executive Office) of Debtor (if any), and the Collateral are respectively located at the address(es) set forth at the end of this Agreement and Debtor will not change such location without prior written notice to and consent of the Bank; and (c) Debtor has not created and is not aware of any security interest, lien or encumbrance on or affecting the Collateral other than related hereby.

     6. The Debtor assumes all liability and responsibility in connection with all Collateral acquired by Debtor; and the obligation of the Debtor to pay all Obligations shall in no way be affected or diminished by reason of the fact that any such Collateral may be lost, destroyed, stolen.

     7.  As long as this Agreement shall remain in effect, the Debtor agrees:

     (a) that if the Bank so demands in writing at any time (i) all proceeds of the Collateral shall be delivered to the Bank promptly upon their receipt in a form satisfactory to the Bank, and (ii) all chattel paper, instruments and documents pertaining to the Collateral shall be delivered to the Bank at the time and place and in the manner in which specified in the Bank's demand;

     (b) in order to enable the Bank to comply with the law of any jurisdiction, including state, federal, and foreign, applicable to any security interest granted hereby or to the Collateral, to execute and deliver upon request, in form acceptable to the Bank, any Financing Statement, notice, statement, instrument, document, agreement or other paper and/or to perform any act requested by the Bank which may be necessary to create, perfect, preserve, validate or otherwise protect such security interest or to enable the Bank to exercise and enforce the Bank's rights hereunder or with respect to such security interest;

     (c) promptly to pay any filing fees or other costs in connection with (i) the filing or recordation of such Financing Statements or any other papers described above and (ii) such searches of the public records as the Bank in its sole discretion shall require;

     (d) that the Bank is authorized to file or record any such Financing Statements or other papers without the signature of the Debtor if permitted by applicable law;

     (e) the Bank may file a photographic or other reproduction of this Agreement in lieu of a Financing Statement in any filing office where it is permissible to do so;

     (f) except for the security interest granted hereby, the Debtor shall keep the Collateral and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind, the Debtor shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of the Collateral and shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank;

     (g) at all times to keep all insurable Collateral insured at the expense of the Debtor to the Bank's satisfaction against loss by fire, theft and any other risk to which the Collateral may be subject; all policies shall be endorsed in favor of the Bank and, if the Bank so requests, shall be deposited with the Bank; and in any event, such policies will provide that each insurer will give the Bank not less than 30 days' notice in writing prior to the exercise of any right of cancellation; in the event the Debtor fails to maintain any insurance, the Bank may (but shall not be obligated to) place such insurance and pay the premium therefor, in which event the Debtor will pay the Bank such premium with interest; the Bank may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Bank may determine;

     (h) that the Bank's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of collateral in its possession; the Bank shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral against prior parties, and the Debtor hereby agrees to take such steps; the Debtor shall pay to the Bank all costs and expenses, including filing and reasonable attorney's fees, incurred by the Bank in connection with the custody, care, preservation or collection of the Collateral; the Bank, may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral; the Bank shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so or for any delay in so doing; IN THE EVENT OF ANY LITIGATION, WITH RESPECT TO ANY MATTER CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT APPLICABLE HERETO OR TO ANY ONE OR MORE OF THEM IN ANY RESPECT, DEBTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY AND DEBTOR WAIVES ALL DEFENSES, RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS OF ANY NATURE;

     (i) to provide the Bank with such information as the Bank may from time to time request with respect to the location of the Collateral and any of its places of business;

     (j) that the Bank will be notified promptly in writing of any change in any office as set forth below;

     (k) that the Debtor will permit the Bank, by its officers and agents, to have access to and examine at all reasonable times the properties, minute books and other corporate records, and books of account and financial records of the Debtor;

     (l) that the Debtor will promptly notify the Bank upon the occurrence of any default, as provided in this Agreement, of which the Debtor has knowledge.

     (m) that the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest granted to the Bank, provided, however, the Debtor may sell Inventory
                              --------  -------
in the ordinary course of its business to unaffiliated third parties. The Bank shall have the right, by written notice to the Debtor, to terminate the

Debtor's authority to sell, lease, otherwise transfer, manufacture, process or assemble, or furnish under contracts of service, any or all of the Inventory.

     8. If the Clause A and/or D box(es) in Section 3 (All Personal Property and/or Accounts and Chattel Paper, respectively) (is) (are) checked, the following provisions shall also be applicable.

     A. Upon the occurrence of an Event of Default as defined in Section 9 hereof, the Debtor agrees as follows: (i) the Debtor will not, without first obtaining the written consent of the Bank, renew or extend the time of payment of any Account; (ii) the Debtor will promptly notify the Bank in writing of any compromise, settlement or adjustment with respect to an Account and will forthwith account therefor to the Bank in cash for the amount thereof without demand or notice; (iii) the Debtor will stamp, in form and manner satisfactory to the Bank, its accounts receivable ledger and other books and records pertaining to the Accounts, with an appropriate reference to the security interest of the Bank in the Accounts; (iv) upon request, the Debtor will furnish the Bank original or other papers relating to the sale of merchandise or the performance of labor or services which created any Account; (v) the Debtor may collect the Accounts, subject to the discretion and control of the Bank, but the Bank may, without cause or notice, curtail or terminate such authority at any time; (vi) the proceeds of the Accounts, when collected by the Debtor, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of the Accounts shall be promptly remitted by the Debtor to the Bank, in precisely the form received, except for endorsement by the Debtor when required; (vii) such proceeds until remitted to the Bank, as aforesaid, shall be held in trust by the Debtor for, and as the property of, the Bank and shall not be commingled with other funds, money or property; (viii) proceeds of the Accounts will be received by the Bank subject to final collection and receipt of proceeds in cash or by unconditional credit to and acceptance by the Bank; (ix) the Bank shall apply in its absolute discretion, all collections received by it on the Accounts, toward the payment of any of the Obligations whether due or not due; (x) the Debtor will promptly notify the Bank in writing of the return or rejection of any merchandise represented by the Accounts and the Debtor shall forthwith account therefor to the Bank in cash without demand or notice and until such payment has been received by the Bank, the Debtor will receive and hold all such merchandise separate and apart, in trust for and subject to the security interest in favor of the Bank; (xi) the Bank is authorized to sell, for the Debtor's account and sole risk, all or any part of such merchandise in the manner and under the terms and conditions hereinafter set forth.

     B. The Debtor represents and warrants to the Bank that the Debtor is the sole owner of the Accounts and no one has or claims to have an interest of any kind therein or thereto; each of the debtors named in every such Account is indebted to the Debtor in the amount and on the terms indicated in the invoice and schedule of Accounts; each Account is bona fide and arises out of the performance of labor or services or the sale and delivery or lease of merchandise or both; and none of the accounts is now, nor will at any time in the future become, contingent upon the fulfillment of any contract or conditions whatsoever, nor subject to any defense, offset or counterclaim.

     C. The Debtor will maintain accurate and complete records of the Accounts and will make the same available to the Bank at any time upon demand. The Bank is entitled, at any time in its sole discretion, to notify the account debtors of the Debtor to make payment upon the Accounts directly to the Bank.

     9. Upon non-payment when due of any of the Obligations, or upon the failure of the Debtor to perform any agreement on its part to be performed hereunder, or by the terms of any other related agreement covering the Obligations, or in case the Bank deems itself insecure, or it appears at any time that any representation in any financial or other statement of the Debtor (delivered to the Bank by or on behalf of the Debtor) is untrue or omits any material fact, or if a material adverse change shall occur in the financial condition of the Debtor, or if the Debtor (or any endorser, guarantor or surety of or upon any of the Obligations) shall die or (being a partnership, limited liability company or corporation) shall be dissolved or shall become insolvent (however evidenced), or upon the suspension of the Debtor, or upon the issuance of any warrant, process, or order of attachment, garnishment or lien and/or the filing of a lien as a result thereof against any of the property of the Debtor (or any endorser, guarantor or surety of or upon any of the Obligations), or upon the making by the Debtor (or any endorser, guarantor or surety) of an assignment for the benefit of creditors under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, composition, receivership, liquidation or dissolution law or statute of any jurisdiction, then in any such event (each an "Event of Default"), (a) all Obligations shall become at once due and payable, without notice, presentment, demand for payment or protest, which are hereby expressly waived; (b) the Bank is authorized to take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral, or any part thereof is, or may be, placed and remove same; (c) the Bank may proceed to apply to the Obligations, any and all deposits or other sums described in
Section 4 hereof; (d) the Bank may require the Debtor to assemble the Collateral and to make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Debtor; (e) the Bank shall have the right from time to time to sell, resell, assign, transfer and deliver all or any part of the Collateral, at any broker's board or exchange, or at public or private sale or otherwise, at the option of the Bank, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Bank may deem proper, and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any stock constituting part of the Collateral is being purchased for investment purposes only, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon the Debtor or right of redemption to the Debtor, which are hereby expressly waived; unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Debtor reasonable notice of the time and place of any such public sale or of the time after which any private sale or any other intended disposition thereof is to be made and Debtor agrees that five
(5) days prior notice shall be deemed reasonable notice; (f) upon each such sale, the Bank may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, rights of redemption and equities of the Debtor, which are hereby waived and released; (g) the Bank shall, upon mailing notice to the Debtor that it so elects, have from the date of such mailing the right from time to time to vote any shares of stock securing any of the Obligations; provided, however, the Bank at any time, before or after the occurrence of any Event of Default, may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral which is instruments, stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after the occurrence of any such events, exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in any such Collateral against prior parties, or take any action whatsoever in regard to any such Collateral, all of which the Debtor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of such Collateral, unless the Debtor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken; (h) the Bank's obligations, if any, to give additional (or to continue) financial accommodations of any kind to the Debtor shall immediately terminate; and (i) in addition to the rights and remedies given to the Bank hereunder or otherwise, the Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the Governing State. As used in this Agreement, Governing State shall mean the state indicated as such below; provided, that, if no such state is so indicated then Governing State shall mean the state where the Bank's office that originated the Obligations is located.

     10. In the case of each such sale or of any proceedings to collect any of the Obligations, the Debtor shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Bank may apply any residue to pay any of the Obligations and the Debtor will continue to be liable to the Bank for any deficiency with interest.

     11. The Bank may, but is not obligated to, (a) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any obligations securing any of the Obligations; (b) compromise and settle with any person liable on such obligation, and/or (c) extend the time of payment of or otherwise change the terms thereof, as to any party liable thereon; all without incurring responsibility to the undersigned or affecting any of the Obligations.

     12. In order to effectuate the terms and provisions hereof, the Debtor hereof designates and appoints the Bank and its designees or agents as attorney-in-fact of the Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to the Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor or such address as the Bank may designate, to endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders, in instruments or other evidence of payment or proceeds of the Collateral that may come into the Bank's possession to sign the name of the Debtor on any invoices, documents, drafts against and notice (which also may direct among other things that payment be made directly to the Bank) to Account debtors or obligors of the Debtor, assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases, and to do all other acts and things necessary and advisable in the sole discretion of the Bank to carry out and enforce this Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor or any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

     13. All options, powers and rights granted to the Bank hereunder or under any promissory note, instrument, document or other writing delivered to the Bank shall be cumulative and shall be in addition to any other options, powers or rights which the Bank may now or hereafter have as a secured party under the Uniform Commercial Code of the Governing State or under any other applicable law or otherwise.

     14. No delay on the part of the Bank in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought. The Bank shall have the right, for and in the name, place and stead of the Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Collateral.

     15. Notice of acceptance of this Agreement by the Bank is hereby waived. This Agreement shall be immediately binding upon the Debtor and its successors and assigns, whether or not the Bank signs this Agreement.

     16. It is the intention of the parties (a) that this Agreement shall constitute a continuing agreement applying to any and all future, as well as existing transactions between the Debtor and the Bank; and (b) that the security interest provided for herein shall attach to after-acquired as well as existing Collateral, and the Obligations covered by this Agreement shall include future advances and other value, as well as existing advances and other value, whether or not similar to prior or existing advances or other value, and whether or not the advances or value are or shall be given pursuant to commitment, all to the maximum extent permitted by the Uniform Commercial Code of the Governing State.

     17. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code of the Governing State shall have the meanings therein stated.

     18. If this Agreement is signed by two or more parties as Debtors, they shall be jointly and severally liable hereunder, and the term "Debtor" wherever used in this Agreement shall mean the parties who have signed this Agreement and each of them.

     19. Mailing Address of Debtor. For the purpose of Section 9.402(1) of the Uniform Commercial Code, the address of the Debtor specified below under the caption "Chief Executive Office" (or "Major Executive Office" address whenever the Chief Executive Office is located outside of the United States) may be designated as the Debtor's mailing address.

     20. This Agreement shall be construed in accordance with and be governed by the law of the Governing State.

     21.  Governing State:  New York.

     IN WITNESS WHEREOF, the Debtor has executed this Agreement or has caused these presents to be executed and delivered by its proper corporate officer or officers and caused its proper corporate seal to be hereto affixed, as of the 1st day of December, 1996.

(Check One)

[ ]  Chief Executive Office
[ ]  Major Executive Office         MEDALLION FINANCIAL CORPORATION



                                    By:  /s/  Daniel F. Baker, Treasurer
                                       ---------------------------------

Address:

-----------------------------------

-----------------------------------

-----------------------------------


Other Business Addresses and/or Location of Collateral (if none, state "None")


-----------------------------------

-----------------------------------

-----------------------------------

                                   Rider A to

                     Continuing General Security Agreement

                  Delivered By Medallion Financial Corporation

                              to Fleet Bank, N.A.
                              -------------------


     The following is added at the end of Section 3.A. of the Continuing General Security Agreement:

"the notes, instruments and documents evidencing the Borrower Loans, and all property and rights, including without limitation Underlying Collateral, which now or hereafter secure Borrower Loans and all rights and remedies of Debtor with respect thereto; and any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon.

Definitions.  As used herein:
-----------

     "Borrower Loan" shall mean any loan or advance made in the ordinary course
      -------------
of business by Debtor to or for the account of any client or customer of Debtor [resident in the United States of America]. Any loan, advance or extension of credit made at a different point in time than another loan, advance or extension of credit shall be deemed to be separate and distinct Borrower Loans.

     "Medallion" shall mean the metal plate which displays the license number of
      ---------
a licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission, or by any other similar governmental authority for a jurisdiction other than New York City charged with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Loans" shall mean Borrower Loans secured in whole or in part by
      ---------------
Medallion Rights.

     "Medallion Rights" shall mean all license, operating and/or subscription
      ----------------
rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallions, and all renewals thereof, in which a perfected security interest has been obtained by Debtor to secure the Borrower Loan made by Debtor to such person, and assigned to the Bank, pursuant to this Security Agreement.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "Underlying Collateral" shall mean all of Debtor's rights with respect to,
      ---------------------
or interest in, any and all present and future Medallion Rights, equipment, real property, fixtures, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations and property, real, personal or mixed, tangible or intangible, at any item owing to or owned by any person to whom Debtor has made a Borrower Loan, or any guarantor of such person."

                              MEDALLION FINANCIAL CORPORATION



                              By:  /s/  Daniel F. Baker, Treasurer
                                 ---------------------------------
                                                                         (Title)